UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 5, 2021, the Company issued a Press Release announcing that Lemon Glow obtained a conditional Use Permit (UP) number in connection with the possibility of commercial cultivation of cannabis at the Property. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

On October 28, 2021, Lemon Glow Company, a California corporation (“Lemon Glow”), which is a wholly-owned subsidiary of Sugarmade, Inc. (the “Company”) obtained a conditional Use Permit (UP) number from the Community Development Department of the County of Lake, California, which the Company believes is an important step towards the conditional Use Permit (UP) for commercial cannabis cultivation at its Property.

As previously disclosed in a Form 8-K filed on May 17, 2021 and amended on June 1, 2021, the Company had entered into an Agreement and Plan of Merger (“Agreement”), dated as of May 12, 2021, by and between Carnaby Spot Bay Corp, a California corporation (“Merger Sub”) and a wholly-owned subsidiary of the Company, Lemon Glow Company, a California corporation (“Lemon Glow”), and Ryan Santiago. The business combination through a merger (“Merger”) of Merger Sub with and into Lemon Grow, was closed on May 25, 2021. The Merger included all of Lemon Glow’s assets, interests, property and rights, including six-hundred-forty (640) acres of real estate (the “Property”) located in County of Lake, California, outside of the Commercial Cannabis Cultivation Exclusion Zones.

The Company believes that obtaining the conditional Use Permit (UP) number by the County of Lake could lead towards full approval to cultivate cannabis on up to thirty-two (32) acres out of the total six-hundred-forty (640) acres of the Property.

The issuance of the conditional Use Permit (UP) number by County of Lake allows the Company to proceed with the state cannabis cultivation license application, and potentially obtain certain applicable permits, such as from the Department of Cannabis Control, Department of Food and Agriculture, Department of Pesticide Regulation, Department of Fish and Wildlife, The State Water Resources Control Board, Board of Forestry and Fire Protection, Central Valley or North Coast Regional Water Quality Control Board, Department of Public Health, and Department of Consumer Affairs, as may be required.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the registrant issued November 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: November 5, 2021	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer and Chief Financial Officer